PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2011
PROPERTY AND EQUIPMENT, NET
7.	PROPERTY AND EQUIPMENT, NET

	As of December 31,
	2010	2011

Building	2,443	2,561
Leasehold improvements	615	493
Furniture and office equipment	4,792	5,879
Motor vehicles	1,157	1,170

	9,007	10,103
Less: Accumulated depreciation	(4,327)	(5,430)

Property and equipment, net	4,680	4,673

Depreciation expenses for the years ended December 31, 2009, 2010 and 2011 were US$634, US$962, and US$1,087 respectively.